Exhibit 10.1

GUARANTY

THIS GUARANTY (this “Guaranty”) is made as of the 16th day of February, 2018, by PARKVIEW CAPITAL CREDIT, INC., a Maryland corporation (the “Guarantor”), to and for the benefit of BI 28 LLC, a Florida limited liability company, having an address for purposes hereof of 2601 S. Bayshore Drive, Suite 1200, Miami, FL 33133 (the “Lender”).

BACKGROUND:

A.  The Lender and LONE STAR BREWERY DEVELOPMENT, INC., a Texas corporation (the “Borrower”), intend to enter into a loan transaction (the “Loan”) of even date herewith.

B.  The Loan is to be paid according to the terms of that certain Loan Agreement of even date herewith, by and between Borrower and Lender (as the same may be amended, restated, replaced supplemented or otherwise modified from time to time, the “Loan Agreement”), as evidenced by that certain Promissory Note of the Borrower of even date herewith payable to the Lender in the stated principal amount of up to Eleven Million and NO/100 Dollars (USD$11,000,000.00) (together with any renewals, supplements, and amendments thereto and any other note given to the Lender secured by the future advance provision of the Deed of Trust or by any of the Collateral, the “Note”), and is or will be secured, inter alia, by that certain Deed of Trust, Security Agreement and Fixture Filing from the Borrower to the Lender of even date herewith (the “Deed of Trust") on certain real estate located in the Bexar County, Texas (the “Mortgaged Property”). All capitalized terms not herein defined shall have the respective meanings ascribed thereto in the Loan Agreement.

C.  The Lender is willing to make the Loan to Borrower only if Guarantor agrees to be liable to the Lender upon the terms and conditions set forth herein below.

D.  The Guarantor is an Affiliate and/or direct or indirect owner of Borrower and will receive and realize a material benefit from the transactions contemplated by the Loan Documents. The execution and delivery of this Guaranty is a condition precedent to Lender’s agreement to make the Loan.

NOW, THEREFORE, for the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby agrees to and with the Lender as follows:

1.  GUARANTY OF OBLIGATIONS. Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lender and its successors and assigns the payment and performance of the Guaranteed Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations (as defined herein) as a primary obligor, and as such, demand may be made hereunder by Lender at any time following any Default or Event of Default under the Loan Documents.

2.  “GUARANTEED OBLIGATIONS”.

The term “Guaranteed Obligations” means the Guaranteed Indebtedness (as defined herein) and all Obligations including without limitation, the timely payment of all taxes and assessments due and payable in connection with the Mortgaged Property, and the maintenance of all insurance and the timely payment of all premiums thereon, in strict accordance with the terms of the Loan Agreement, the Note, Deed of Trust and the other Loan Documents.

The term “Guaranteed Indebtedness” means:

(i) all principal, interest, fees, attorneys’ fees, commitment fees, late charges, costs, expenses, indemnification indebtedness, and all other indebtedness, liabilities and sums of money now or hereafter due or owing, or for which Borrower is liable or otherwise obligated to pay, pursuant to or arising under (a) the terms of the Loan Agreement, the Note, the Deed of Trust or any of the other Loan Documents, including, without limitation, any indemnity obligations contained in the Loan Documents, now or hereafter existing or arising, and (b) any and all renewals, modifications, increases, substitutions, refinancings, future advances, supplements, amendments, rearrangements or extensions of such indebtedness, or of any of the Loan Documents, or any part thereof, including any increases in the principal amount of the Note or in other amounts owed by Borrower to Lender under the Loan Documents, and any future or subsequent advances made by Lender to Borrower under the Loan Documents;

(ii) all liabilities of Borrower for future advances, extensions of credit, sales on account or other value at any time given or made by Lender to Borrower arising under the Loan Documents, whether or not any such advances, credit, sales or value is given pursuant to a commitment of Lender;

(iii) any and all other indebtedness, of every kind and character, of Borrower to Lender now or at any time hereafter existing, created or arising under the Loan Documents or in connection with the Loan, regardless of whether such present or future indebtedness be direct or indirect, related or unrelated, liquidated or unliquidated, primary or secondary, joint, several, or joint and several, or fixed or contingent;

(iv) any and all interest and expenses (including attorneys’ fees) arising under the Loan Documents whether or not allowed under any Debtor Relief Law (as defined herein) (including all post-petition interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding), and all other amounts that would be part of the indebtedness but for the operation of any Debtor Relief Law; and

(v) all costs, expenses and fees, including, without limitation, court costs and attorneys’ fees, arising in connection with the collection of any or all amounts, indebtedness, obligations and liabilities of Borrower to Lender described in clauses (i) through (iv) of this definition of Guaranteed Indebtedness.

The term “Debtor Relief Law” means Title 11 of the United States Code, as now or hereafter in effect, or any other applicable law, domestic or foreign, as now or hereafter in effect, relating to bankruptcy, insolvency, liquidation, receivership, reorganization, arrangement or composition, extension or adjustment of debts, or other debtor relief, or similar laws affecting the rights of creditors.

3.  REMEDIES. If Guarantor fails to promptly perform its obligations under this Guaranty, Lender may from time to time, and without first requiring performance by Borrower or exhausting any or all security for the Loan, bring any action at law or in equity or both to compel Guarantor to perform its obligations hereunder, and to collect in any such action compensation for all loss, cost, damage, injury and expense sustained or incurred by Lender as a direct or indirect consequence of the failure of Guarantor to perform its obligations together with interest thereon at the Default Interest Rate. Nothing in this Guaranty is intended or shall be construed to prevent Lender, upon the failure of Borrower to pay the indebtedness as and when it becomes due and payable whether by lapse of time, by acceleration of maturity or otherwise, in the exercise of Lender’s sole discretion, from foreclosing the liens and security interests of the Loan Documents and enforcing the provisions thereof.

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4.  RIGHTS OF LENDER. Guarantor authorizes Lender, without giving notice to Guarantor or obtaining Guarantor’s consent and without affecting the liability of Guarantor, from time to time to: (a) renew or extend all or any portion of Borrower’s obligations under the Note or any of the other Loan Documents; (b) declare all sums owing to Lender under the Note and the other Loan Documents due and payable upon the occurrence of a Default or Event of Default under the Loan Documents; (c) make changes in the dates specified for payments of any sums payable in periodic installments under the Note or any of the other Loan Documents; (d) otherwise modify the terms of any of the Loan Documents pursuant to an agreement entered into by Borrower; (e) take and hold security for the performance of Borrower’s obligations under the Note or the other Loan Documents and exchange, enforce, waive and release any such security; (f) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine; (g) release, substitute or add any one or more endorsers of the Note or guarantors of Borrower’s obligations under the Note or the other Loan Documents; (h) apply payments received by Lender from Borrower to any obligations of Borrower to Lender, in such order as Lender shall determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; (i) subject to Section 10, assign, transfer or negotiate this Guaranty in whole or in part; and (j) subject to Section 10, assign, transfer or negotiate all or any part of the Guaranteed Indebtedness.

5.  GUARANTOR’S WAIVERS. Guarantor hereby irrevocably, absolutely and unconditionally waives to the fullest extent now or hereafter permitted by law: (a) any defense based upon any legal disability or other defense of Borrower, any other guarantor or other person, or by reason of the cessation or limitation of the liability of Borrower from any cause other than full payment of all sums payable under the Note or any of the other Loan Documents; and any defense based upon any legal disability to enter this Guaranty or other defense of Guarantor; (b) any defense based upon any lack of authority of the officers, members, managers, directors, partners or agents acting or purporting to act on behalf of Guarantor or Borrower or any principal of Guarantor or Borrower, or any defect in the formation of Guarantor or Borrower or any principal of Guarantor or Borrower; (c) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor; (d) any and all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation and a failure to obtain judicial confirmation of such sale, has or may have destroyed Guarantor’s rights of subrogation and reimbursement against the principal by law or otherwise; (e) any defense based upon Lender’s failure to disclose to Guarantor any information concerning Borrower’s financial condition or any other circumstances bearing on Borrower’s ability to perform its obligations under the Note or any of the other Loan Documents or upon the failure of any principals of Borrower to guaranty the Loan; (f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code; (i) any right of subrogation, any right to enforce any remedy which Lender may have against Borrower and any right to participate in, or benefit from, any security for the Note or the other Loan Documents now or hereafter held by Lender; (j) presentment, demand, protest and notice of any kind; and (k) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof. Guarantor further irrevocably, absolutely and unconditionally waives to the fullest extent now or hereafter permitted by law any and all rights and defenses that Guarantor may have because Borrower’s debt is secured by real property; this means, among other things, that: (1) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower or pursuing other guarantors of Borrower’s obligations relating to the Loan; (2) if Lender forecloses on any property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. The foregoing sentence is an unconditional, absolute and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon deficiency limitation or anti-deficiency, redemption or other similar rights. to the fullest extent permitted by law, any and all rights and benefits under Section 51.003, 51.004 and 51.005 of the Texas Property Code, as amended. Without limiting the generality of the foregoing or any other provision hereof, Guarantor further expressly waives to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to Guarantor under any provisions of the law applicable in the State of Florida. Finally, Guarantor agrees that the performance of any act or any payment which tolls any statute of limitations applicable to the Note or any of the other Loan Documents shall similarly operate to toll the statute of limitations applicable to Guarantor’s liability hereunder. In addition, Guarantor understands and agrees that its duties, obligations and liabilities under this Guaranty are not limited in any way by any information (whether obtained from Borrower, Guarantor or Lender’s own investigations) which Lender may have concerning the Mortgaged Property.

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6.  GUARANTOR’S WARRANTIES. As an express inducement to the Lender to extend credit or otherwise to provide financial accommodations to, or on behalf of, the Borrower, Guarantor represents and warrants to the Lender as follows: (a) as of the date of this Guaranty, the aggregate fair saleable value of such Guarantor’s assets exceeds the aggregate amount of such Guarantor’s liabilities; (b) Guarantor is meeting Guarantor’s current liabilities as they mature; (c) the financial statements of Guarantor most recently furnished to the Lender (i) are true, correct and complete in all material respects, (ii) fairly reflect the financial condition of the Guarantor as of the date shown on such statements (including, in the notes thereto, all material contingent liabilities), and (iii) since the date of such financial statements, there has been no material adverse effect; (d) there is neither pending, nor to the best knowledge of such Guarantor, threatened, any investigation, litigation or administrative proceeding affecting such Guarantor that could reasonably be expected to result in a material adverse effect; (e) there are no unappealed, undischarged judgments of record against such Guarantor, no federal or state tax liens have been filed or, to the best knowledge of such Guarantor, threatened against such Guarantor, nor is such Guarantor in default or claimed default under any agreement for borrowed money or under any guarantee of any such agreement other than any default or claimed default which could not reasonably be expected to have a material adverse effect; (f) Guarantor has independently investigated and is fully informed respecting the current financial condition and/or business affairs of the Borrower and has adequate means to obtain such information in the future; (g) Guarantor has not relied upon, and is not now relying upon, the Lender to provide Guarantor, now or in the future, with any information in the Lender’s possession concerning the financial condition and/or business affairs of the Borrower, the Obligations, or any collateral securing repayment of the Obligations; (h) Intentionally Deleted ; (i) Guarantor has derived, or expects to derive, from the Obligations incurred and to be incurred by the Borrower, financial or other benefits commensurate with the liability incurred by Guarantor hereunder; and (j) Guarantor is not relying upon the Lender to make any credit facilities or other financial accommodations available to the Borrower other than as contemplated by the Loan Agreement.

7.  GUARANTOR’S AFFIRMATIVE COVENANTS. So long as this Guaranty shall remain in effect, Guarantor will, unless the Lender shall otherwise consent in writing: (a) comply in all material respects with all laws, rules, regulations and orders applicable to the Guarantor except where the failure to comply could not reasonably be expected to have a material adverse effect, such compliance to include, without limitation, paying before the same become delinquent (subject to the right of such Guarantor to obtain an extension therefor), all taxes, assessments and governmental charges imposed upon the Guarantor or his property or assets, except to the extent contested in good faith and by appropriate proceedings; (b) promptly give the Lender written notice as set forth hereinbelow of the occurrence of any event which could reasonably be expected to have a material adverse effect, including (without limitation) litigation commenced, tax liens filed, defaults claimed under indebtedness for borrowed money or insolvency proceedings commenced against the Guarantor; and (c) furnish, or cause to be furnished, to the Lender at its address set forth hereinbelow the financial statements and federal income tax returns of Guarantor as required pursuant to the Loan Agreement and such other documentation as the Lender may from time to time reasonably request.

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8.  SUBORDINATION. Guarantor subordinates all present and future indebtedness owing by Borrower or, following the occurrence of a Default, by any other guarantor of the Loan, to Guarantor to the obligations at any time owing by Borrower to Lender under the Note and the other Loan Documents. Guarantor assigns all such indebtedness to Lender as security for this Guaranty, the Note and the other Loan Documents. Guarantor agrees to make no claim for such indebtedness until all obligations of Borrower under the Note and the other Loan Documents have been fully discharged. Guarantor further agrees not to assign all or any part of such indebtedness unless Lender is given prior notice and such assignment is expressly made subject to the terms of this Guaranty. If Lender so requests, (a) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (b) all security for such indebtedness shall be duly assigned and delivered to Lender, (c) such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Loan but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty, and (d) Guarantor shall execute, file and record such documents and instruments and take such other action as Lender deems necessary or appropriate to perfect, preserve and enforce Lender’s rights in and to such indebtedness and any security therefor. If Guarantor fails to take any such action, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

9.  BANKRUPTCY OF BORROWER. In any bankruptcy or other proceeding in which Guarantor files a claim against Borrower, relating to any indebtedness of Borrower to Guarantor, Guarantor shall assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor or, in Lender’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender’s nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of Guarantor’s rights to any such payments or distributions; provided, however, Guarantor’s obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Guaranty. If all or any portion of the obligations guaranteed hereunder are paid or performed, the obligations of Guarantor hereunder shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, irrespective of (a) any notice of revocation given by Guarantor prior to such avoidance or recovery, or (b) full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents.

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10.  LOAN SALES AND PARTICIPATIONS; DISCLOSURE OF INFORMATION. Guarantor agrees that Lender may elect, at any time, to sell, assign or grant participation in all or any portion of its rights and obligations under the Loan Documents, and that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities, at Lender’s sole discretion (“Participant”). Guarantor further agrees that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s) all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Mortgaged Property and its operation; (b) any party connected with the Loan (including, without limitation, the Borrower, any partner, joint venturer or member of Borrower, any constituent partner, joint venturer or member of Borrower, any Guarantor and any other Loan Party); and/or (c) any lending relationship other than the Loan which Lender may have with any party connected with the Loan. In the event of any such sale, assignment or participation, Lender and the parties to such transaction shall share in the rights and obligations of Lender as set forth in the Loan Documents only as and to the extent they agree among themselves. In connection with any such sale, assignment or participation, Guarantor further agrees that this Guaranty shall be sufficient evidence of the obligations of Guarantor to each purchaser, assignee, or participant, and upon written request by Lender, Guarantor shall enter into such amendments or modifications to this Guaranty as may be reasonably required in order to evidence any such sale, assignment or participation. All of Guarantor’s obligations under this Guaranty shall also apply with respect to any purchaser, assignee or participant.

11.  ADDITIONAL, INDEPENDENT AND UNSECURED OBLIGATIONS. This Guaranty is a continuing guaranty of payment and performance and not of collection and cannot be revoked by Guarantor and shall continue to be effective with respect to any indebtedness referenced in Section 1 or Section 2 hereof arising or created after any attempted revocation hereof or after the death of Guarantor (if Guarantor is a natural person, in which event this Guaranty shall be binding upon Guarantor’s estate and Guarantor’s legal representatives and heirs). The obligations of Guarantor hereunder shall be in addition to and shall not limit or in any way affect the obligations of Guarantor under any other existing or future guaranties unless said other guaranties are expressly modified or revoked in writing. This Guaranty is independent of the obligations of Borrower under the Note, the Deed of Trust and the other Loan Documents. Lender may bring a separate action to enforce the provisions hereof against Guarantor without taking action against Borrower or any other party or joining Borrower or any other party as a party to such action.

12.  ATTORNEYS’ FEES; ENFORCEMENT. If any attorney is engaged by Lender to enforce or defend any provision of this Guaranty, with or without the filing of any legal action or proceeding, Guarantor shall pay to Lender, immediately upon demand all attorneys’ fees and costs incurred by Lender in connection therewith, together with interest thereon from the date of such demand until paid at the rate of interest applicable to the principal balance of the Note as specified therein.

13.  RULES OF CONSTRUCTION. The word “Borrower” as used herein shall include both the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrowers under the Note and the other Loan Documents. The term “person” as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Guaranty is executed by more than one person, the term “Guarantor” shall include all such persons. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and vice versa. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

14.  CREDIT REPORTS. Each individual or entity obligated on this Guaranty hereby authorizes Lender to order and obtain, from a credit reporting agency of Lender’s choice, a third party credit report on such individual or entity.

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15.  GOVERNING LAW; SUBMISSION TO JURISDICTION. This Guaranty shall be governed by and construed in accordance with the laws of the State of Florida and the applicable laws of the United States of America. WITHOUT LIMITING THE RIGHT OF THE LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR AGAINST PROPERTY OF GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY INDEBTEDNESS EVIDENCED HEREBY (AN “ACTION”) IN THE COURTS OF OTHER JURISDICTIONS, GUARANTOR HEREBY IRREVOCABLY SUBMITS TO AND ACCEPTS THE NON-EXCLUSIVE JURISDICTION OF ANY FLORIDA STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA OR DISTRICT COURT SITTING IN THE MIAMI-DADE COUNTY, FLORIDA, AND ANY APPELLATE COURT FROM ANY THEREOF, AND HEREBY IRREVOCABLY AGREES THAT ANY ACTION MAY BE HEARD AND DETERMINED IN SUCH COURT. GUARANTOR HEREBY IRREVOCABLY WAIVES AND DISCLAIMS, TO THE FULLEST EXTENT THAT HE MAY EFFECTIVELY DO SO, ANY DEFENSE OR OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY DEFENSE OR OBJECTION TO VENUE BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH GUARANTOR MAY NOW OR HEREAFTER HAVE TO THE MAINTENANCE OF ANY ACTION IN ANY JURISDICTION. GUARANTOR HEREBY IRREVOCABLY AGREES THAT THE SUMMONS AND COMPLAINT OR ANY OTHER PROCESS IN ANY ACTION IN ANY JURISDICTION MAY BE SERVED BY MAILING (USING CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID) TO THE NOTICE ADDRESS OF GUARANTOR SET FORTH BELOW OR BY HAND DELIVERY TO A PERSON OF SUITABLE AGE AND DISCRETION AT SUCH ADDRESS. SUCH SERVICE WILL BE COMPLETE ON THE DATE SUCH PROCESS IS DELIVERED, AND GUARANTOR SHALL HAVE THIRTY DAYS FROM SUCH COMPLETION OF SERVICE IN WHICH TO RESPOND IN THE MANNER PROVIDED BY LAW. GUARANTOR MAY ALSO BE SERVED IN ANY OTHER MANNER PERMITTED BY LAW, IN WHICH EVENT THE GUARANTOR’S TIME TO RESPOND SHALL BE THE TIME PROVIDED BY LAW.

15.  WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

16.  MISCELLANEOUS. The provisions of this Guaranty will bind and benefit the heirs, executors, administrators, legal representatives, nominees, successors and assigns of Guarantor and Lender. The liability of all persons and entities who are in any manner obligated hereunder shall be joint and several. If any provision of this Guaranty shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty. This Guaranty may be amended or modified only in writing signed by Lender and Guarantor.

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17.  ENFORCEABILITY. Guarantor hereby acknowledges that: (a) the obligations undertaken by Guarantor in this Guaranty are complex in nature, and (b) numerous possible defenses to the enforceability of these obligations may presently exist and/or may arise hereafter, and (c) as part of Lender’s consideration for entering into this transaction, Lender has specifically bargained for the waiver and relinquishment by Guarantor of all such defenses, and (d) Guarantor has had the opportunity to seek and receive legal advice from skilled legal counsel in the area of financial transactions of the type contemplated herein. Given all of the above, Guarantor does hereby represent and confirm to Lender that Guarantor is fully informed regarding, and that Guarantor does thoroughly understand: (i) the nature of all such possible defenses, and (ii) the circumstances under which such defenses may arise, and (iii) the benefits which such defenses might confer upon Guarantor, and (iv) the legal consequences to Guarantor of waiving such defenses. Guarantor acknowledges that Guarantor makes this Guaranty with the intent that this Guaranty and all of the informed waivers herein shall each and all be fully enforceable by Lender, and that Lender is induced to enter into this transaction in material reliance upon the presumed full enforceability thereof.

18.  NOTICES. All notices, demands or other communications required or permitted to be given pursuant to the provisions of this Guaranty shall be in writing and shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, except that notice of Default or an Event of Default may be sent by certified mail, return receipt requested, or by Overnight Express Mail or by overnight commercial courier service, charges prepaid. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon receipt at the address set forth below; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be:

If to Lender:	BI 28 LLC
2601 S. Bayshore Drive, Suite 1200
Miami, Florida 33133
Attn: Jon Gitman

If to Guarantor:	PARKVIEW CAPITAL CREDIT, INC.
1980 Post Oak Blvd., 15th Floor
Houston, Texas 77056

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of 30 days’ notice to the other party in the manner set forth hereinabove.

[SIGNATURE BLOCK APPEARS ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty to be effective as of the date appearing on the first page of this Guaranty.

GUARANTOR:

PARKVIEW CAPITAL CREDIT, INC.,
a Maryland corporation

By:	/s/ Keith W. Smith
Name:	Keith W. Smith
Its:	CEO

STATE OF Texas	)
)ss:
COUNTY OF Harris	)

The foregoing instrument was acknowledged before me this 9th day of February, 2018, by Keith Smith,     CEO     of PARKVIEW CAPITAL CREDIT, INC., a Maryland corporation, on behalf of said corporation.

NOTARY PUBLIC, STATE OF Texas

/s/ Elizabeth Burnett
(Print, Type or Stamp Commissioned Name of Notary Public)

Guaranty – Solo Signature Page